UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 16, 2013

CHEVIOT FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35399	90-0789920
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3723 Glenmore Avenue, Cheviot, Ohio	45211
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                     (513) 661-0457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 16, 2013, Cheviot Financial Corp. announced the authorization to repurchase up to 10% of outstanding common stock.  A copy of the press release dated January 16, 2013, is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions. Not Applicable.
(d)	Exhibits.

The following Exhibit is attached as part of this report:
	99.1	Press release of Cheviot Financial Corp., dated January 16, 2013, announcing the authorization to repurchase up to 10% of outstanding common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEVIOT FINANCIAL CORP.

DATE: January 16, 2013	By: /s/ Thomas J. Linneman
Thomas J. Linneman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Cheviot Financial Corp., dated January 16, 2013, announcing the authorization to repurchase up to 10% of outstanding common stock.